Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q/A, Amendment No. 2 of VR Holdings, Inc. for the fiscal quarter ending June, 30, 2011, I, John E. Baker, Chief Financial Officer of VR Holdings, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.

Such Quarterly Report on Form 10-Q/A, Amendment No. 2 for the fiscal quarter ending June, 30, 2011, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Form 10-Q/A, Amendment No. 2 for the fiscal quarter ending June, 30, 2011, fairly presents, in all material respects, the financial condition and results of operations of VR Holdings, Inc.

Dated: November 1, 2011.

  /s/ John E. Baker

 John E. Baker, Chief Financial Officer and
 Principal Accounting Officer of VR Holdings, Inc.